West Bancorporation, Inc.

                                 and Subsidiary,

                           West Des Moines State Bank

                           Nasdaq trading symbol: WTBA

Safe Harbor Statement

    This presentation contains forward-looking statements about the Company, its business and its prospects. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the use of the words "believe", "expect", "anticipate", "intend", "plan", "estimate" or words of similar meaning, or future or conditional verbs such as "will", "would", "should", "could", or "may". Forward-looking statements by their nature, are subject to risks and uncertainties. A number of factors, many of which are beyond the Company's control, could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. Such risks and uncertainties with respect to the Company include those related to the economic environment, particularly in the areas in which the Company and West Bank operates, competitive products and pricing, fiscal and monetary policies of the U. S. Government, changes in governmental regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, credit risk management and asset/liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.

West Bancorporation, Inc.

o One-bank holding company with West Des Moines State Bank (West Bank) as its banking subsidiary

o    Full-service community bank

Main Office
West Des Moines, IA

Milestones

o    1893:  Founded as First Valley Junction Savings Bank

o    1938:  Valley Junction becomes West Des Moines.  Bank follows suit becoming
            West Des Moines State Bank

o    1984:  West Bancorporation, Inc. Holding Company is formed

o    2002:  Stock listed on Nasdaq

Full-Service
Community Bank

o    $825 million bank

o    Headquartered in West Des Moines, IA

o    8 banking centers and a network of ATMs

     -  Banking Centers

     -  Remote ATMs

Metropolitan Des Moines

o    Population: 461,425 Households: 180,541

o    Des Moines MSA median household income: $45,573

o    Unemployment Rate: 1.8%

Greater Des Moines Partnership - 2001 Statistics

o    17% Metropolitan Growth 1990-2001. 5% State Growth for the same period

o Major industries include insurance, government (state capital), education, medical centers, manufacturing, financial services, trade and service.

o Over 90 percent of adults age 25 and older in the Des Moines MSA hold a high school diploma. Over 25% have a 4-year college degree

Greater Des Moines Partnership - 2001 Statistics

o    Sits on the Crossroads of America's two major Interstates, I-35 and I-80

o    2000 Population: 46,403
     46% Population growth

1990 - 2000

o    12th year in a row to lead the state in residential construction growth.

o    Diversified economic base

o Employment numbers have increased steadily with officials now believing as many people work in our city during the day as sleep here at night.

2001 City of West Des Moines
Comprehensive Annual Financial Report

Top Performing Bank

o    3rd Most Efficient BHC Among the Top 500
     The American Banker - 2001

o    #1 ROA and ROE  Among  the Top 10 High  Performance  C Corps
     Iowa  Banking  Magazine - 2002

o    Best Bank for Small Business
     Des Moines Business Record - 2001

o    Best Bank in Des Moines
     City View Magazine - 2002

Deposit Market Share
SNL Financial - 06-30-01


Institution                     Type             Branches    Deposits     Market
--------------------------------------------------------------------------------

Wells Fargo ...............      Bank               13       2,270,671      36.6
Bankers Trust .............      Bank               10         881,725      11.8
U.S. Bank .................      Bank               21         748,370      10.0
Principal Bank ............      Thrift              1*        705,697       9.5
West Bank .................      Bank                8         531,105       7.1
Comm'l Fed ................      Thrift             11         323,288       4.3
Comm State ................      Bank                9         303,096       4.0
Bank of America ...........      Bank                7         285,887       3.8

*  Internet bank

Keys to Success

People

o    Longevity & Experience
     Average West Bank Officer:

     -  Brings 20 years in experience in  banking, and has

     -  15 years employment with the company

o    Generalists - Cross training

     -  Low number of employees
        114 FTE

     -  Full service to our customers

Keys to Success

Low Overhead

o    Cost-Conscious Culture

o    Average Efficiency Ratio of 28.7% exceeds peer group average of 59%

1996 - 2001

o Ranked 3rd most efficient U.S. bank holding company among the largest 500 by American Banker

Keys to Success

o    Affluent customer base

o    Superior reputation as a small business bank

o    Superior asset quality

     -  Low  delinquency  and charge-off  ratios

o    Rapid response to loan requests

o    High loan to deposit ratio

Net Charge-offs,
Allowance as % of Loans

Year                    1993   1994    1995    1996    1997    1998    1999    2000    2001
                        --------------------------------------------------------------------
Allow as % of Loans     0.79%  0.90%   0.98%   1.05%   1.01%   0.98%   0.82%   0.84%   0.86%
Net C/O's - West Bank   0.09%  0.15%   0.04%   0.09%   0.04%   0.06%   0.03%   0.21%   0.21%
Net C/O's - Peer Group  0.24%  0.16%   0.17%   0.19%   0.24%   0.21%   0.19%   0.23%   0.27%

Assets, Loans,
Deposits - as of December 31st (in millions)

              1980     1985      1990     1993       1994      1995      1996      1997      1998      1999      2000      2001
           ----------------------------------------------------------------------------------------------------------------------
Assets .   $ 99.764  $188.820  $289.58  $375.961   $417.368  $470.792  $479.440  $569.625  $724.332  $775.972  $827.876  $815.970
Loans ..   $ 58.942  $ 97.453  $182.23  $250.794   $303.950  $326.847  $328.358  $359.249  $393.107  $490.271  $495.884  $489.158
Deposits   $ 89.098  $164.780  $236.44  $303.194   $320.505  $341.665  $349.487  $403.107  $485.603  $541.962  $547.283  $571.730

Loan Mix
as of 12/31/01

  Loan type        Commercial  Construction  1-4 Family  Comml RE   Consumer, Other
-----------------------------------------------------------------------------------
Balance (000's)    $ 226,183    $ 33,954      $ 71,628   $ 138,144     $ 23,333

Deposit Mix
as of 12/31/01



Deposit type          DDA         NOW      Savings   Money Market    Time
----------------------------------------------------------------------------
Balance (000's)    $ 144,512   $ 31,570    $ 70,448    $ 179,352   $ 145,918

Capital Ratios at 12/31/01



                        Tier 1 Leverage   Tier 1 RBC     Total RBC
                        ------------------------------------------
Company Actual ......         9.3%           12.9%         13.6%
Well Capitalized ....         5.0%            6.0%         10.0%

Net Income ($000's)

     Year                  1980     1985     1990     1993     1994      1995     1996     1997     1998     1999     2000     2001
------------------------------------------------------------------------------------------------------------------------------------
Net Income (000's) ....  $ 1,633  $ 3,410  $ 6,321  $ 9,233   $ 9,669  $10,577  $11,219  $12,011  $13,450  $14,953  $14,416  $15,736


Return on Average Equity

Year              1980      1985     1990     1993     1994     1995     1996     1997     1998     1999     2000     2001
---------------------------------------------------------------------------------------------------------------------------
ROE  .......     23.03%    26.16%   21.38%   23.73%   23.15%   23.69%   23.00%   22.79%   23.53%   24.50%   22.57%   20.99%

Return on Average Assets

Year              1980     1985     1990     1993     1994     1995     1996     1997     1998     1999     2000     2001
--------------------------------------------------------------------------------------------------------------------------
ROA .........     1.90%    1.99%    2.39%    2.66%    2.46%    2.48%    2.43%    2.32%    2.16%    2.05%    1.77%    1.88%

EPS, Dividends Per Share

  Year     1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------

EPS .....  $0.57   $0.60   $0.66   $0.69   $0.75   $0.84   $0.93   $0.90   $0.98
Div/Share  $0.37   $0.43   $0.45   $0.45   $0.47   $0.49   $0.53   $0.58   $0.60

Annual Dividends Per Share

The dividend pay out has been approximately 60% of net income

  Year           1988   1989     1990   1991    1992    1993    1994    1995    1996    1997    1998    1999    2000   2001
-----------------------------------------------------------------------------------------------------------------------------
Div/Share ...  $0.0278 $0.1111 $0.2222 $0.2222 $0.3111 $0.3667 $0.4333 $0.4444 $0.4489 $0.4667 $0.4933 $0.5333 $0.580 $0.6000

Fundamentals as of
June 5, 2002

o  52 week:  high - $18.00; low - $9.75

o  Closing price - $16.14

o  PE ratio - 16.5

o  EPS - $0.98 (2001)

o  Current  dividend  yield - 3.7%

o  Total shares  outstanding  -  16,060,271

o  Market capitalization - $259,213,000

Goals

o    ROE - 20%+
o    Efficiency Ratio - < 30%
o    Loan to deposit ratio in excess of 85%
o    Dividends - increase annually
o    Substantially increase number of off-premise ATM's
o    Double number of locations over next 3 years
     -  acquisitions
     -  de novo
     -  new branches